EXHIBIT 99.1

This Fifteenth Amended and Restated Agreement made by the undersigned persons certifies that each undersigned person agrees that the Schedule 13D/A, and all amendments thereto, to which this Exhibit 99.1 is attached, is filed on behalf of each of them and the Group. The “Group” (as defined in Rule 13d-5(b)) may be deemed to be composed of the following persons:

•	James J. Kim

•	James J. Kim, as Trustee

•	Agnes C. Kim

•	John T. Kim

•	John T. Kim, as Trustee

•	David D. Kim

•	David D. Kim, as Trustee

•	Susan Y. Kim

•	Susan Y. Kim, as Trustee

•	John T. Kim Trust of December 31, 1987

•	Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello

•	Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

•	Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello

•	Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

•	Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

•	Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

•	Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

•	James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

•	The James & Agnes Kim Foundation, Inc.

•	915 Investments, LP

•	John T. Kim 2007 Children’s Trust U/A dated 12/28/07

•	Sujoda Investments, LP

•	Qualified Annuity Trust under the Susan Y. Kim 2018-1 Irrevocable Trust Agreement dated 8/29/18

•	John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12

•	Qualified Annuity Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18

•	Family Trust under the John T. Kim 2012 Irrevocable Trust Agreement dated 12/11/12

•	James J. Kim 2014 Qualified Annuity Trust U/A Dated 10/13/14

•	James J. Kim 2018-1 Qualified Annuity Trust U/A Dated 8/30/18

•	Susan Y. Kim 2015 Irrevocable Trust U/A Dated March 16, 2015

•	Family Trust Under the Susan Y. Kim 2012 Irrevocable Trust Agreement dated 7/26/12

•	Sujochil, LP

•	James J. Kim 2019-1 Qualified Annuity Trust U/A Dated 9/10/19

•	James J. Kim 2020-1 Qualified Annuity Trust U/A Dated 4/1/20

•	Qualified Annuity Trust Under the Susan Y. Kim 2020-1 Irrevocable Trust Agreement dtd 04/01/20

•	Agnes C. Kim 2020-1 Qualified Annuity Trust U/A Dated 12/16/20

[Signature Page Follows]

Each undersigned further agrees the information as it pertains to each undersigned is accurate and complete and that each undersigned has no knowledge or reason to believe that information as it relates to the other persons making this filing is inaccurate.

Dated as of March 11, 2021

/s/ James J. Kim
James J. Kim

/s/ James J. Kim
James J. Kim, as Trustee

/s/ Agnes C. Kim
Agnes C. Kim

/s/ John T. Kim
John T. Kim

/s/ John T. Kim
John T. Kim, as Trustee

/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim

/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim, as Trustee

/s/ Susan Y. Kim
Susan Y. Kim

/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

John T. Kim Trust of December 31, 1987

By:	/s/ John T. Kim
John T. Kim, as Trustee

Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

By:	/s/ John T. Kim
John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

By:	/s/ John T. Kim
John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

By:	/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim, as Trustee

James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

By:	/s/ John T. Kim
John T. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

By:	/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim, as Trustee

The James and Agnes Kim Foundation, Inc.

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Secretary

915 Investments, LP

By:	/s/ James J. Kim
James J. Kim, as general partner

John T. Kim 2007 Children’s Trust U/A dated 12/28/07

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Sujoda Investments, LP
By: Sujoda Management, LLC, its general partner

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Manager

Qualified Annuity Trust under the Susan Y. Kim 2018-1 Irrevocable Trust Agreement dtd 8/29/18

By:	/s/ James J. Kim
James J. Kim, as Trustee

John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12

By:	/s/ James J. Kim
James J. Kim, as Trustee

Qualified Annuity Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18

By:	/s/ John T. Kim
John T. Kim, as Trustee

Family Trust under the John T. Kim 2012 Irrevocable Trust Agreement dated 12/11/12

By:	/s/ James J. Kim
James J. Kim, as Trustee

James J. Kim 2014 Qualified Annuity Trust U/A dated 10/13/14

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2018-1 Qualified Annuity Trust U/A dated 8/30/18

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Susan Y. Kim 2015 Irrevocable Trust U/A Dated March 16, 2015

By:	/s/ John T. Kim
John T. Kim, as Trustee

Family Trust Under the Susan Y. Kim 2012 Irrevocable Trust Agreement dated 7/26/12

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Sujochil, LP

By:	/s/ John T. Kim
John T. Kim, as General Partner

By:	/s/ Susan Y. Kim
Susan Y. Kim, as General Partner

James J. Kim 2019-1 Qualified Annuity Trust U/A Dated 9/10/19

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2020-1 Qualified Annuity Trust U/A Dated 4/1/20

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Qualified Annuity Trust Under the Susan Y. Kim 2020-1 Irrevocable Trust Agreement dtd 04/01/20

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Agnes C. Kim 2020-1 Qualified Annuity Trust U/A Dated 12/16/20

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee